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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 13, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-100675                                     36-4509743
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                                                            10019
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010







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


                                       -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about August 30, 2004, the Registrant will cause the issuance and sale of approximately $484,693,400 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-5 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2004, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer, and HSBC Bank (USA), as trustee.

                  Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.      Financial Statements, PRO FORMA Financial Information and Exhibits
             ------------------------------------------------------------------

             (a) Financial Statements.
                 --------------------

                 Not applicable.

             (b) PRO FORMA Financial Information.
                 -------------------------------

                 Not applicable.

             (c) Exhibits
                 --------



                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                                    DESCRIPTION
      -----------                      -----------                                    -----------
           1                               99.1                   Computational Materials (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of Deutsche Mortgage Securities,
                                                                  Inc. Mortgage Loan Trust, Series 2004-5. The
                                                                  Computational Materials have been filed on
                                                                  paper pursuant to a continuing hardship
                                                                  exemption from certain electronic
                                                                  requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2004


                                    DEUTSCHE MORTGAGE SECURITIES, INC.


                                    By: /s/ Peter Cerwin
                                       -------------------------------
                                    Name:   Peter Cerwin
                                    Title:  Director


                                    By: /s/ Susan Valenti
                                       -------------------------------
                                    Name:   Susan Valenti
                                    Title:  Director

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99.1                           Computational Materials         6
                                                                  (as defined in Item 5)
                                                                  that have been provided
                                                                  by the Underwriter to
                                                                  certain prospective
                                                                  purchasers of Deutsche
                                                                  Mortgage Securities,
                                                                  Inc. Mortgage Loan
                                                                  Trust, Series 2004-5.
                                                                  The Computational
                                                                  Materials have been
                                                                  filed on paper pursuant
                                                                  to a continuing hardship
                                                                  exemption from certain
                                                                  electronic requirements.

                                    EXHIBIT 1